UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 21, 2013 (October 15, 2013)

MAGNUM HUNTER RESOURCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32997	86-0879278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(832) 369-6986
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 15, 2013, Magnum Hunter Resources Corporation (the “Company”) entered into a Warrants Agreement (the “Warrants Agreement”) with American Stock Transfer & Trust Company, LLC (“AST”) which governs the terms of warrants (the “Warrants”) to purchase the Company’s common stock, par value $0.01 per share (“Common Stock”), that were issued as a dividend on October 15, 2013 to common stockholders of record on September 16, 2013. AST has agreed to act as the warrants agent in accordance with the terms of the Warrants Agreement.

Each holder of Common Stock received one Warrant for every ten shares of Common Stock owned as of the record date (with the number of Warrants received rounded down to the nearest whole number and without the payment of cash in lieu of Warrants to purchase fractional shares). Each Warrant represents the right to purchase one fully paid and nonassessable share of Common Stock at an initial exercise price of $8.50 per share (subject to certain adjustments to the exercise price and the number of shares of Common Stock issuable upon exercise of the Warrants as set forth in the Warrants Agreement). Cashless exercises of the Warrants are not permitted. No fractional share or cash in lieu thereof is required to be issued or paid upon the exercise of a Warrant. The Warrants will generally be exercisable in whole or in part beginning on the later of (i) September 1, 2014 or (ii) the date that a registration statement on Form S-3 (the “Registration Statement”) has been filed with and declared effective by the Securities and Exchange Commission (the “Commission”) with respect to the issuance of the Common Stock underlying the Warrants, and thereafter until April 15, 2016 (the “Expiration Date”).

The Company will use commercially reasonable efforts to file the Registration Statement with the Commission and to have the Registration Statement declared effective by the Commission; however, such obligation will be suspended during any period in which, in the Company’s determination, the Company is not eligible to file a registration statement on Form S-3. No issuance of shares of Common Stock upon exercise of Warrants shall be made unless there is a current prospectus covering such shares of Common Stock under an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or, where applicable, Canadian provincial securities laws (or an exemption therefrom), and registration or qualification of such shares of Common Stock (or an exemption therefrom) has been obtained from the state, provincial or other regulatory authorities in the jurisdiction in which such shares of Common Stock are sold. The Company will use commercially reasonable efforts to keep the Registration Statement continuously effective from the date the Registration Statement is first declared effective by the Commission through the Expiration Date and to keep the Registration Statement and prospectus included therein current while any of the Warrants remain outstanding. The Company is not required to keep the Registration Statement effective or current or any related prospectus current (i) if in the reasonable judgment of the Company the discrepancy between the market price of the Common Stock and the exercise price of the Warrants makes it unlikely that the Warrants will be exercised or (ii) following the close of business on the Expiration Date or such earlier date upon which all Warrants have been exercised or redeemed in full.

The Warrants have not been registered under the Securities Act because the issuance of a dividend in the form of Warrants is not a sale or disposition of a security or interest in a security for value pursuant to Section 2(a)(3) of the Securities Act. The Warrants will not have an active trading market and may not be transferred except upon receipt of: (i) a written opinion of counsel for the transferring holder, which opinion and counsel are acceptable to the Company, that the transferee is a person to whom the Warrants may be transferred without registration and without the delivery of a current prospectus under the Securities Act (or with respect to Canada, without the filing and delivery of a prospectus); (ii) a letter acceptable to the Company from the transferee in which the transferee represents that the transferee is acquiring the Warrants for the transferee’s own account for investment purposes and not with a view to distribution, provides any other information and representations required by the Company, and agrees to comply with the requirements of the Warrants Agreement with respect to any disposition of the Warrants; (ii) the duly endorsed Warrant certificates; and (iii) payment of any applicable taxes.

The Company may redeem the Warrants at any time in whole or in part at $0.001 per Warrant (subject to equitable adjustment to reflect stock splits, stock dividends, stock combinations, recapitalizations and like occurrences) upon not less than 30 days’ prior written notice to the registered holders of the Warrants. If the Company elects to redeem only a portion of the outstanding Warrants, the Company will make any such partial redemption on a pro rata basis to all holders of the Warrants based on the Warrants they respectively own. In the event the Company exercises its right to redeem the Warrants, the Warrants may be exercised until the close of business on the redemption date to the extent the exercise of the Warrants is otherwise permitted by the terms of the Warrants Agreement.

A holder of unexercised Warrants, in his or her capacity as such, is not entitled to any rights of a as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions.

AST currently acts as the transfer agent with respect to the Company’s common and preferred stock, and served as warrants agent with respect to warrants to purchase the Company’s common stock that were issued as a dividend to common stockholders in 2011 and which expired on October 14, 2013.

The foregoing description of the Warrants and the Warrants Agreement is a summary only and is qualified in its entirety by reference to the complete text of the Warrants Agreement (including the Form of Warrant Certificate included as Exhibit B thereto), which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(b)    Exhibits

Exhibit No.	Description
10.1
Warrants Agreement (including Form of Warrant Certificate attached as Exhibit B thereto), dated October 15, 2013, between the Company and American Stock Transfer & Trust Company, LLC, as warrants agent

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: October 21, 2013	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Warrants Agreement (including Form of Warrant Certificate attached as Exhibit B thereto), dated October 15, 2013, between the Company and American Stock Transfer & Trust Company, LLC, as warrants agent